Exhibit 21.1

LNR PROPERTY CORPORATION

List of Subsidiaries

November 30, 2003

	Corporation	State of Incorporation
1	128th Street Associates, LLC	Florida
2	250 Brannan Holdings, Inc.	California
3	3445 Causeway Boulevard Limited Partnership	Delaware
4	Alexandria LP, Inc.	Virginia
5	Alexandria LP-II, Inc.	Virginia
6	American Pacific Properties, Inc.	Oregon
7	Antelope Housing, Inc.	Oregon
8	Arbor Lake Club, Ltd.	Florida
9	Arsenal Capital Holdings, Inc.	Delaware
10	Atlantic Holdings, Inc.	Louisiana
11	Aurora LP, Inc.	Colorado
12	Avenal Family Housing Partners Limited Partnership	California
13	Bear Valley Housing Partners Limited Partnership	Colorado
14	Bert L. Smokler & Company	Delaware
15	Bossier City Beverage Management, Inc.	Louisiana
16	Bressi Ranch Family Housing Limited Partnership	California
17	Cape May Apartments, LLC	Delaware
18	Chrysanthemum Capital Holdings, Inc.	Delaware
19	College Station LP, Inc.	Delaware
20	Commuter Park Redevelopment, LLC	Delaware
21	DCA Homes, Inc.	Florida
22	DCA Management Corporation	Florida
23	DEBI Equity, Inc	Delaware
24	DEBI Reliance, Inc.	Delaware
25	Delaware Bonds Holdings, Inc.	Delaware
26	Delaware Securities Holdings, Inc.	Delaware
27	Devco Shopping Centers, Inc.	Florida
28	Devonshire Capital Holdings, Inc.	Delaware
29	Doral Park Joint Venture	Florida
30	DSHI Beebe, Inc.	Delaware
31	DSHI Blue, Inc.	Delaware
32	DSHI Commercial Investments, Inc.	Delaware
33	DSHI Financial Corporation	Delaware
34	DSHI Green, Inc.	Delaware
35	Escondido Housing Partners Limited Partnership	Delaware
36	Escondido Housing Partners, LLC	California
37	Esther Short Park Housing Partners, LLC	Washington
38	Grandview LP, Inc.	Florida
39	H. Miller & Sons of Florida, Inc.	Florida
40	H. Miller & Sons, Inc.	Florida
41	HCD Belen Manager, Inc.	Delaware
42	HCD/HCM Manager, Inc.	Delaware
43	HCM West Mesa Manager, Inc.	Delaware
44	Hempstead LP, Inc.	Delaware
45	Highlands Legacy Limited Partnership	Delaware
46	Hoover Housing Partners, LLC	California
47	Houston LP, Inc.	Florida

	Corporation	State of Incorporation
48	Houston LP-II, Inc.	Florida
49	Houston LP-III, Inc.	Florida
50	Kirby Drive Houston LP, Inc.	Florida
51	Legacy LP, Inc.	Colorado
52	Legend Oaks Limited Partnership	Delaware
53	Leisure Colony Management Corp.	Florida
54	Leisure Communities Management, Inc.	Florida
55	Lennar Alabama Partners, Inc.	Delaware
56	Lennar Atlantic Holdings, Inc.	Florida
57	Lennar California Partners, Inc.	California
58	Lennar Capital Corporation	Florida
59	Lennar Capital Services, Inc.	Florida
60	Lennar Central Holdings, Inc.	Florida-
61	Lennar CGA Holdings, Inc.	Nevada
62	Lennar Commercial Properties, Inc.	Florida
63	Lennar Dakota Partners, Inc.	North Dakota
64	Lennar Funding Corporation	Florida
65	Lennar HCP, Inc.	Delaware
66	Lennar Illinois Partners, Inc.	Illinois
67	Lennar Kearny Holdings, Inc.	California
68	Lennar Legend Oaks Holdings, Inc.	Colorado
69	Lennar LW Nevada Assets, Inc.	Nevada
70	Lennar Marietta Holdings, Inc.	Georgia
71	Lennar Massachusetts Partners, Inc.	Massachusetts
72	Lennar Mayfair Holdings, Inc.	Florida
73	Lennar MBS, Inc.	Nevada
74	Lennar Mortgage Holdings Corporation	Florida
75	Lennar Mortgage Holdings I, Inc.	Florida
76	Lennar Nevada Partners, Inc.	Nevada
77	Lennar New Jersey Partners, Inc.	New Jersey
78	Lennar Northeast Holdings, Inc.	Florida
79	Lennar Park Center III Holdings, Inc.	Virginia
80	Lennar Park J.V., Inc.	Florida
81	Lennar Partners Europa Associates Management, Inc.	Florida
82	Lennar Partners Europe Limited	Ireland
83	Lennar Partners France S.à.R.L.	France
84	Lennar Partners of Los Angeles, Inc.	California
85	Lennar Partners United Kingdom Ltd.	England & Wales
86	Lennar Partners, Inc.	Florida
87	Lennar Rolling Ridge, Inc.	California
88	Lennar Securities Holdings, Inc.	Florida
89	Lennar Texas Partners, Inc.	Texas
90	Lennar U.S. Holdings, Inc.	Florida
91	Lennar Utah Partners, Inc.	Utah
92	Lennar Wilshire Holdings, Inc.	Nevada
93	LFS Asset Corp.	Nevada
94	Lily Lane Housing Partners, LLC	Wisconsin
95	Lincoln Road Portfolio Manager, Inc.	Florida
96	LNR 16th Street, Inc.	Florida
97	LNR 2000 Fund I MM, Inc.	Florida
98	LNR 2000 Fund III MM, Inc.	Florida
99	LNR 2001 Fund I MM, Inc.	Florida
100	LNR 2001 Fund III MM, Inc.	Delaware

	Corporation	State of Incorporation
101	LNR 2001 TCF Fund I GP, Inc.	Delaware
102	LNR 300 Washington, Inc.	California
103	LNR 909 4th Y Investor, LLC	Delaware
104	LNR 909 4th Y Limited, Inc.	Washington
105	LNR 99 Fund I IM, LLC	Delaware
106	LNR 99 Fund I MM, Inc.	Florida
107	LNR Academy Heights Limited, Inc.	Colorado
108	LNR Affordable Housing Investments	Nevada
109	LNR Affordable Housing of the Rockies, Inc.	Colorado
110	LNR Affordable Housing, Inc.	Florida
111	LNR Alexandria Holdings, Inc.	Virginia
112	LNR Altoona Limited, Inc.	Oregon
113	LNR Anderson Farms Limited, Inc.	Oregon
114	LNR Apache Junction Limited, Inc.	Arizona
115	LNR Apache Pines Limited, Inc.	Nevada
116	LNR Apple Tree Investor, LLC	Delaware
117	LNR Apple Tree Village Limited, Inc.	California
118	LNR Arbor Millennium Holdings, LLC	Delaware
119	LNR Arbor Millhouse, LLC	Louisiana
120	LNR Arman S.à.R.L	Luxembourg
121	LNR Arrowhead Limited Partnership	Delaware
122	LNR Arrowhead Ranch Holdings, Inc.	Arizona
123	LNR Ashworth Woods Limited, Inc.	Oregon
124	LNR Auburn Limited, Inc.	Oregon
125	LNR Austin Holdings, Inc.	Florida
126	LNR Avenal Investor, LLC	Delaware
127	LNR Avondale Holdings, Inc.	Arizona
128	LNR Banning Investor, LLC	Delaware
129	LNR Banning Limited, Inc.	California
130	LNR Bear Valley Investor, LLC	Delaware
131	LNR Bear Valley Limited, Inc.	Colorado
132	LNR Belleville Investor, LLC	Delaware
133	LNR Belleville Limited, Inc.	Illinois
134	LNR Boalsburg II Limited, Inc.	Pennsylvania
135	LNR Boardwalk Limited, Inc.	Washington
136	LNR Brazos County Holdings, LLC	Delaware
137	LNR Bressi Ranch Family Housing Investor, LLC	Delaware
138	LNR Bressi Ranch Family Housing Limited, Inc.	California
139	LNR Bressi Ranch, Inc.	California
140	LNR Brickell Bayview Corporation	Florida
141	LNR Brookwood Park Limited, Inc.	Michigan
142	LNR Burlington Square Limited, Inc.	Oregon
143	LNR California Investments, Inc.	Florida
144	LNR Canyon Rim Limited, Inc.	Delaware
145	LNR Cape May Holdings, Inc.	California
146	LNR Capital Mortgage Holdings, Inc.	Florida
147	LNR Caprock GP, LLC	Georgia
148	LNR Caprock Holdings, Inc.	Georgia
149	LNR CDO 2002-1 Ltd.	Cayman Islands
150	LNR CDO 2002-1 Corporation	Delaware
151	LNR CDO 2003-1 Ltd	Cayman Islands
152	LNR CDO 2003-1 Corporation	Delaware
153	LNR Cedar River Limited, Inc.	Oregon

	Corporation	State of Incorporation
154	LNR Centennial East Investor, LLC	Delaware
155	LNR Centennial East Limited, Inc.	Colorado
156	LNR Central Senior Limited, Inc.	Delaware
157	LNR Certificates Corp.	Delaware
158	LNR Chasey Lane Limited, Inc.	Florida
159	LNR Cherry Tree Limited, Inc.	California
160	LNR Chestnut Village Investor, LLC	Delaware
161	LNR Chestnut Village Limited, Inc.	California
162	LNR Churchman Hill Plaza, LLC	Delaware
163	LNR Clare House Investor, LLC	Delaware
164	LNR Clare House Limited, Inc.	Washington
165	LNR Clark Holdings, Inc.	New Jersey
166	LNR Clark, LLC	Delaware
167	LNR Clayton Meadows Limited, Inc.	Oregon
168	LNR Clear Creek Spectrum Limited Partnership	Texas
169	LNR Clear Creek, Inc.	Texas
170	LNR CLH Ventures, Inc.	Delaware
171	LNR CMBS Holdings Corp.	Delaware
172	LNR College Station Holdings, Inc.	Texas
173	LNR Collins Cove Investor, LLC	Delaware
174	LNR Collins Cove Limited, Inc.	Florida
175	LNR Colorado Highlands Holdings, Inc.	Colorado
176	LNR Columbia Park Investor, LLC	Delaware
177	LNR Columbia Park Limited, Inc.	Oregon
178	LNR Commencement Limited, Inc.	Oregon
179	LNR Commerce City Senior Investor, LLC	Delaware
180	LNR Commerce City Senior Limited, Inc.	Colorado
181	LNR Commercial Lending, Inc.	Florida
182	LNR Concord Park Holdings, Inc.	Texas
183	LNR Conservatory Place Court Limited, Inc.	Washington
184	LNR Country Village Limited, Inc.	Oregon
185	LNR Covey Run Limited, Inc.	Oregon
186	LNR Crossroads Marketplace, LLC	California
187	LNR Dearborn, Inc.	Delaware
188	LNR Deer Creek Limited, Inc.	Oregon
189	LNR DSHI Interhold, Inc.	Delaware
190	LNR Durant Investor, LLC	Delaware
191	LNR Durant Limited, Inc.	Michigan
192	LNR East Wenatchee Limited, Inc.	Oregon
193	LNR Eastern Lending, LLC	Georgia
194	LNR Eastlake Village Limited, Inc.	Oregon
195	LNR Edgefield Senior Investor, LLC	Delaware
196	LNR Edgefield Senior Limited, Inc.	Delaware
197	LNR Englewood Limited, Inc.	Oregon
198	LNR Escondido Limited, Inc.	California
199	LNR Essex Investor, LLC	Delaware
200	LNR Essex Limited, Inc.	Wisconsin
201	LNR Esther Short Park Investor, LLC	Delaware
202	LNR Esther Short Park Limited, Inc.	Washington
203	LNR Euro CMBS S.à.R.L.	Luxembourg
204	LNR Executive Tower, Inc.	Colorado
205	LNR Federal Way Limited, Inc.	Oregon
206	LNR Fenix Limited, Inc.	Oregon

	Corporation	State of Incorporation
207	LNR Five Corners Investor, LLC	Delaware
208	LNR Five Corners Limited, Inc.	Washington
209	LNR Florida Affordable Housing, Inc.	Florida
210	LNR Florida Funding, Inc.	Florida
211	LNR Fontana, Inc.	California
212	LNR Fund XII MM, Inc.	Delaware
213	LNR Glendale Housing Limited, Inc.	Wisconsin
214	LNR Gowe Court Limited, Inc.	Washington
215	LNR Grandview GP, LLC	Texas
216	LNR Grandview Holdings, Inc.	Texas
217	LNR Hamilton Holdings, Inc.	California
218	LNR Hamilton Industrial, Inc.	California
219	LNR Harbor Bay, LLC	Delaware
220	LNR Harbor Fund GP IV, Inc.	Oregon
221	LNR Harbor Fund GP IX, Inc.	Florida
222	LNR Harbor Fund GP V, Inc.	Oregon
223	LNR Harbor Fund GP VIII, Inc.	Florida
224	LNR Harbor Fund Limited Partnership No. III	Oregon
225	LNR Harbor Fund Limited Partnership No. IV	Oregon
226	LNR Harbor Fund Limited Partnership No. V	Oregon
227	LNR Hastings Limited, Inc.	Oregon
228	LNR Hawthorne, Inc.	California
229	LNR Hazelwood Station Investor, LLC	Delaware
230	LNR Hazelwood Station Limited, Inc.	Oregon
231	LNR Heron Millennium Holdings, LLC	Delaware
232	LNR Hoover Housing Investor, LLC	Delaware
233	LNR Hoover Housing Limited, Inc.	California
234	LNR Horizon Pines Investor, LLC	Delaware
235	LNR Horizon Pines Limited, Inc.	Nevada
236	LNR Houston Partner, Inc.	Texas
237	LNR Investment Fund XI MM, Inc.	Delaware
238	LNR Investment Fund XII, LLC	Delaware
239	LNR Jefferson Holdings, Inc.	Florida
240	LNR Kearny Mesa, Inc.	California
241	LNR Lafayette Holdings, Inc.	Louisiana
242	LNR Lafayette LP, Inc.	Louisiana
243	LNR Lake Placid Holdings, Inc.	New York
244	LNR Lake Wood Ranch II Investor, LLC	Delaware
245	LNR Lakewood Meadows Investor, LLC	Delaware
246	LNR Lakewood Meadows Limited, Inc.	Washington
247	LNR Land Partners Sub II, Inc.	Nevada
248	LNR Land Partners Sub, Inc.	Delaware
249	LNR Lily Lane Investor, LLC	Delaware
250	LNR Lily Lane Limited, Inc.	Wisconsin
251	LNR LLC Investor, Inc.	Delaware
252	LNR LLC Manager, Inc.	Delaware
253	LNR Loan Participations, Inc.	Delaware
254	LNR LP Holdings, Inc.	Florida
255	LNR Lynwood Investor, LLC	Delaware
256	LNR Lynwood Limited, Inc.	Florida
257	LNR Madison Square, Inc.	Delaware
258	LNR Magnolia Terrace Limited, Inc.	Florida
259	LNR Mare Island, Inc.	California

	Corporation	State of Incorporation
260	LNR Marlay, Inc.	California
261	LNR Meeker Court Limited, Inc.	Washington
262	LNR Memphis Holdings, Inc.	Tennessee
263	LNR Memphis LP, Inc.	Tennessee
264	LNR Millennium Manager, Inc.	Florida
265	LNR Montclair Promenade, LLC	California
266	LNR Mountain View Investor, LLC	Delaware
267	LNR Mountain View Limited, Inc.	Oregon
268	LNR Newport Plaza, Inc.	California
269	LNR Normandy Sands Investor, LLC	Delaware
270	LNR NWHL Holdings, Inc. (f.k.a. Jingu Capital Holdings, Inc.)	Delaware
271	LNR Oak Glen Investor, LLC	Delaware
272	LNR Oak Glen Limited, Inc.	Florida
273	LNR Ocala Interhold, Inc.	Delaware
274	LNR Orange Tree Investor, LLC	Delaware
275	LNR Orange Tree Village Limited, Inc.	California
276	LNR Orlando Limited, Inc.	Oregon
277	LNR Otay Mesa, Inc.	California
278	LNR Parallel Holdings, Inc.	New York
279	LNR Park Court Limited, Inc.	Washington
280	LNR Park Crest Limited, Inc.	Oregon
281	LNR Parkview Millennium Holdings, LLC	Delaware
282	LNR Parkwood Investor, LLC	Delaware
283	LNR Parkwood Limited, Inc.	Indiana
284	LNR Partners Japan, Inc.	Delaware
285	LNR Partners New Hampshire, Inc.	New Hampshire
286	LNR Philadelphia Place I, Inc.	California
287	LNR Philadelphia Place II, Inc.	California
288	LNR Philadelphia Place III, LLC	Delaware
289	LNR Philadelphia Place IV, LLC	Delaware
290	LNR Phoenix LP, Inc.	Arizona
291	LNR Phoenix LP-II, Inc.	Arizona
292	LNR Phoenix LP-III, Inc.	Arizona
293	LNR Pike Peak Investor, LLC	Delaware
294	LNR Pike Peak Limited, Inc.	Colorado
295	LNR Port Washington Investor, LLC	Delaware
296	LNR Port Washington Limited, Inc.	Wisconsin
297	LNR Property Corporation	Delaware
298	LNR Property Corporation Eastern Region	Georgia
299	LNR Property Corporation Northeastern Region	Massachusetts
300	LNR Quayside Place Holdings, Inc.	Florida
301	LNR Quincy Crossing, LLC	Delaware
302	LNR Racine Street Investor, LLC	Delaware
303	LNR Racine Street Limited, Inc.	Washington
304	LNR Redhill Manager, Inc.	California
305	LNR Redhill, LLC	Delaware
306	LNR Related Venture, Inc.	Nevada
307	LNR REMIC Holdings, LLC	Delaware
308	LNR Renaissance Manager, Inc.	Georgia
309	LNR Renaissance Square, LLC	Georgia
310	LNR Repak 2003-1, LLC	Delaware
311	LNR Retail Center Holdings, LLC	Florida
312	LNR Retail Center Manager, Inc.	Florida

	Corporation	State of Incorporation
313	LNR Richland Limited, Inc.	Oregon
314	LNR Ridge Investor, LLC	Delaware
315	LNR River Pointe Investor, LLC	Delaware
316	LNR Riverside Holdings, Inc.	California
317	LNR Riverside Land, Inc.	California
318	LNR Riverside, LLC	California
319	LNR Riverwood Village Limited, Inc.	Delaware
320	LNR Rocky Mountain Partners, Inc.	Utah
321	LNR Roosevelt Center Holdings, Inc.	New York
322	LNR Roosevelt Raceway, Inc. (f.k.a. LNR Partners New York, Inc.)	New York
323	LNR Royal Palms Investor, LLC	Delaware
324	LNR Royal Palms Limited, Inc.	Arizona
325	LNR Sabella Investor, LLC	Delaware
326	LNR Sabella Limited, Inc.	Florida
327	LNR San Diego Spectrum I, Inc.	California
328	LNR San Diego Spectrum II, LLC	California
329	LNR Sands Holdings, Inc.	Nevada
330	LNR Santa Clara I, LLC	Delaware
331	LNR Santa Fe Limited II, Inc.	New Mexico
332	LNR Santa Fe Limited, Inc.	Oregon
333	LNR Santa Rosa Gardens Investor, LLC	Delaware
334	LNR Santa Rosa Gardens Limited, Inc.	California
335	LNR Santa Teresa Family Homes Limited, Inc.	New Mexico
336	LNR Scottsdale, Inc.	Arizona
337	LNR Seaview, Inc.	California
338	LNR Shelf I, Inc.	Florida
339	LNR Sisters Investor, LLC	Delaware
340	LNR SLP, Inc.	Delaware
341	LNR Snow Cap Limited, Inc.	Colorado
342	LNR Solari Investor, LLC	Delaware
343	LNR Somerset Investor, LLC	Delaware
344	LNR Somerset Limited, Inc.	California
345	LNR South Forty Limited, Inc.	Delaware
346	LNR South Jordan II, LLC	Delaware
347	LNR South Shore Development, Inc.	Massachusetts
348	LNR South Shore, LLC	Delaware
349	LNR Southeast Investments, Inc.	Delaware
350	LNR Stewart Pines Limited, Inc.	Nevada
351	LNR Summer Palms Investor, LLC	Delaware
352	LNR Summit Pointe Investor, LLC	Delaware
353	LNR Summit Pointe Limited, Inc.	Florida
354	LNR Sunbelt Mortgages, Inc.	Delaware
355	LNR Sunflower Limited, Inc.	Oregon
356	LNR Surrey Row Limited, Inc.	Oregon
357	LNR Tax Compliance, Inc.	Delaware
358	LNR Temescal, Inc.	California
359	LNR The Groves Investor, LLC	Delaware
360	LNR The Groves Limited, Inc.	Florida
361	LNR The Oaks Investor, LLC	Delaware
362	LNR The Oaks Limited, Inc.	Florida
363	LNR Titus Limited, Inc.	Oregon
364	LNR Town Center Investor, LLC	Delaware
365	LNR Treasure Island, Inc. (f.k.a. LNR Normandy Sands Limited, Inc.)	California

	Corporation	State of Incorporation
366	LNR Tri-Court Limited, Inc.	Oregon
367	LNR Tropical Pines Limited, Inc.	Nevada
368	LNR UK CMBS S.à.R.L.	Luxembourg
369	LNR Union City, Inc. (f.k.a. LNR Avenal Limited, Inc.)	California
370	LNR Van Buren Holdings, Inc.	Arizona
371	LNR Verandah Holdings, Inc.	Texas
372	LNR Village Crossing Investor, LLC	Delaware
373	LNR Village Crossing Limited, Inc.	Indiana
374	LNR Villas Holdings, Inc.	California
375	LNR Von Karman Holdings, Inc.	California
376	LNR Von Karman, LLC	California
377	LNR Warner Center, LLC	California
378	LNR West Lincoln Investor, LLC	Delaware
379	LNR West Lincoln Limited, Inc.	California
380	LNR West Oaks Holdings, Inc.	Texas
381	LNR West Valley Investor, LLC	Delaware
382	LNR West Valley Limited, Inc.	Utah
383	LNR Westchase Holdings, Inc.	Texas
384	LNR Western Properties, Inc.	California
385	LNR Whispering Oaks Investor, LLC	Delaware
386	LNR Whispering Oaks Limited, Inc.	Florida
387	LNR Whittwood Town Center, LLC	California
388	LNR Wiedemann Park Investor, LLC	Delaware
389	LNR Wiedemann Park Limited, Inc.	Oregon
390	LNR Willamette Court Limited, Inc.	Washington
391	LNR Willow Tree Limited, Inc.	California
392	LNR Willows Housing Investor, LLC	Delaware
393	LNR Willows Housing Limited, Inc.	California
394	LNR Windhaven Limited, Inc.	Oregon
395	LNR Woodspring Limited, Inc.	Oregon
396	LNR-Lennar 250 Brannan Street, LLC	California
397	LNR-Lennar Temescal Holdings, LLC	California
398	Miller’s Plantation Development Company	Florida
399	Mountain View Estates Housing Partners, LLC	Oregon
400	Nevada Securities Holdings, Inc.	Nevada
401	Normandy Sands Housing Partners Limited Partnership	California
402	Okachimachi Capital Holdings, Inc.	Delaware
403	Okachimachi CY, Y.K.	Japan
404	Park Center III Limited Partnership	Delaware
405	Parkview Associates, Inc.	Florida
406	Parkview at Pembroke Pointe, Inc.	Florida
407	Parkview Partnership, Ltd.	Florida
408	Pike Peak Housing Partners, LLC	Colorado
409	Port Washington Retirement Community, LLC	Wisconsin
410	Prado Apartments, LLLP	Florida
411	Quayside LP, LLC	Delaware
412	Quayside Place Partners, LLLP	Florida
413	Rollingcrest, Inc.	Delaware
414	San Antonio LP, Inc.	Florida
415	Sisters, LLC	Oregon
416	Somerset Housing Partners Limited Partnership	Delaware
417	South Dade Utilities, Inc.	Florida
418	Springs Development Corporation	Florida

	Corporation	State of Incorporation
419	The Dreyfus Interstate Development Corporation	Delaware
420	The Turtle Run Venture, LLP	Florida
421	Ueno Capital Holdings, Inc.	Delaware
422	Universal American Realty Corporation	Delaware
423	Village Green Apartments Limited Partnership	Missouri
424	Villas of Stevenson Ranch, LLC	Delaware
425	Vista Ridge Housing Limited Partnership	Colorado
426	West Coast Mortgage Holdings, Inc.	Florida
427	West Valley Housing Partners, LLC	Utah
428	Willows Housing Partners, LLC	California
429	Yugen Kaisha Chrysanthemum Investment	Japan
430	Zoo Capital Holdings, LLC	Delaware